UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 16, 2003

MBNA Corporation

(exact name of registrant as specified in its charter)

Maryland	1-10683	52-1713008

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wilmington, Delaware	19884-0131

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(800) 362-6255

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

Exhibit 99.1: Press Release, dated October 16, 2003, issued by MBNA Corporation, and MBNA Corporation Financial Highlights for the three and nine months ended September 30, 2003.

Item 12 . Results of Operations and Financial Condition.

On October 16, 2003, MBNA Corporation announced its results of operations for the three and nine months ended September 30, 2003. A copy of the related press release and the MBNA Corporation Financial Highlights for the three and nine months ended September 30, 2003 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under this Item 12, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBNA Corporation

Date: October 16, 2003	By:	/s/	Vernon H.C.Wright

Vernon H.C. Wright
Chief Financial Officer